UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 10, 2016

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Main Street, Suite 3000 Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 10, 2016, in connection with the appointment of Howard J. Thill as Sanchez Energy Corporation’s (the “Company”) Executive Vice President and Chief Financial Officer, as described below under Item 5.02, the Company entered into an Indemnification Agreement (the “Indemnification Agreement”) with Mr. Thill.  The Indemnification Agreement requires the Company to, among other things, indemnify Mr. Thill against certain liabilities that may arise in connection with his status or service as one of the Company’s officers or in his capacity at other specified entities at which he serves at the Company’s request and to advance his expenses incurred as a result of any proceeding for which he may be entitled to indemnification.  The Indemnification Agreement is intended to provide indemnification rights to the fullest extent permitted under the General Corporation Law of the State of Delaware and is in addition to any other rights Mr. Thill may have under the Company’s organizational documents or applicable law.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 10, 2016, Garrick A. Hill resigned from his position as Interim Chief Financial Officer of the Company and transitioned to other duties for the benefit of the Company.

Effective October 10, 2016, immediately following the effectiveness of Mr. Hill’s resignation as Interim Chief Financial Officer of the Company, Howard J. Thill was appointed to serve as Executive Vice President and Chief Financial Officer of the Company, at which time, the Board of Directors of the Company (the “Board”) delegated to Mr. Thill the full duties of this position.

Mr. Thill, 57, has over 30 years of experience spanning a versatile background having worked in accounting, operations and investor relations throughout his career. Most recently, Mr. Thill has served as Senior Vice President of Communications and Investor Relations at Devon Energy where he was responsible for all investor relations activity and development of corporate messaging from May of 2014 until October of 2016.  Prior to Mr. Thill’s position at Devon Energy, he served as Vice President of Corporate, Government and Investor Relations at Marathon Oil Corp. from January of 2002 until April of 2014.  Mr. Thill began his career with Phillips Petroleum Company in 1982 as a drilling fluids engineer and subsequently held positions of increasing responsibility in natural gas operations, federal and international tax, international finance and business development before moving to investor relations.  Howard Thill holds Bachelor degrees in accounting and marketing as well as a Master of Business Administration degree, all from Oklahoma State University. In addition, he is a certified public accountant.

Mr. Thill will receive compensation and participate in benefit plans at levels consistent with his position and scope of responsibility.  Mr. Thill is eligible to participate in the Company’s Third Amended and Restated 2011 Long Term Incentive Compensation Plan (the “Plan”).  In connection with his employment, the Company granted 175,000 shares of restricted common stock, par value $0.01 per share (the “Common Stock”), and 175,000 shares of Phantom Stock in the Company (the “Phantom Stock”) to Mr. Thill pursuant to the Plan.  Mr. Thill’s grants of restricted Common Stock and Phantom Stock were made pursuant to a Restricted Stock Agreement (the “Restricted Stock Agreement”) and a Phantom Stock Agreement (the “Phantom Stock Agreement”), and each grant will vest pro-rata over a three-year period.  The shares of restricted Common Stock and Phantom Stock will fully vest automatically if Mr. Thill’s position as Executive Vice President and Chief Financial Officer of the Company is terminated for any reason other than for cause.

Mr. Thill does not have any family relationships with any director, executive officer, or any person nominated to become a director or executive officer, of the Company and there are no arrangements or understandings between Mr. Thill and any other person pursuant to which Mr. Thill was appointed as Executive Vice President and Chief Financial Officer of the Company.  There are no transactions in which Mr. Thill had or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On October 10, 2016, the Company announced Mr. Thill has been appointed as Executive Vice President and Chief Financial Officer of the Company. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Restricted Stock Agreement and the Phantom Stock Agreement, which are filed as Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On October 10, 2016, the Company issued the press release described above in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act nor shall it be deemed incorporated by reference in any filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibits
10.1	Indemnification Agreement, dated as of October 10, 2016, between Sanchez Energy Corporation and Howard Thill.
10.2	Restricted Stock Agreement, dated as of October 10, 2016, between Sanchez Energy Corporation and Howard Thill.
10.3	Phantom Stock Agreement, dated as of October 10, 2016, between Sanchez Energy Corporation and Howard Thill.
99.1	Press release, dated October 10, 2016, announcing Howard Thill’s appointment as Executive Vice President and Chief Financial Officer of Sanchez Energy Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: October 12, 2016	By:	/s/ Gregory B. Kopel
Gregory B. Kopel
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibits
10.1	Indemnification Agreement, dated as of October 10, 2016, between Sanchez Energy Corporation and Howard Thill.
10.2	Restricted Stock Agreement, dated as of October 10, 2016, between Sanchez Energy Corporation and Howard Thill.
10.3	Phantom Stock Agreement, dated as of October 10, 2016, between Sanchez Energy Corporation and Howard Thill.
99.1	Press release, dated October 10, 2016, announcing Howard Thill’s appointment as Executive Vice President and Chief Financial Officer of Sanchez Energy Corporation.